POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of John R. Sims and Felicia D.
Thornton, signing singly, the
undersigned's true and lawful
attorney-in-fact to:

	    (1)	execute for and on behalf  of the
undersigned, in the
			  undersigned's capacity as a Section 16 reporting
officer
			  or member of the Board of Directors of Albertson's, Inc.
(the
			  "Company"), Forms 3, 4, and 5 in accordance with Section

16(a) of the Securities Exchange Act of 1934 and the rules

thereunder;

	    (2)	 do and perform any and all acts for and on
behalf of the
			   undersigned which may be necessary or desirable to
complete
			   and execute any such Form 3, 4, or 5, complete and execute

			   any amendment or amendments thereto, and timely file such

form with the United States Securities and Exchange
			   Commission and
any stock exchange or similar authority; and

	    (3)	 take any other
action of any type whatsoever in connection
			   with the foregoing
which, in the opinion of such
			   attorney-in-fact, may be of benefit
to, in  the best
			   interest of, or legally required by, the
undersigned, it
			   being understood that the documents executed by
such
			   attorney-in-fact on behalf of the undersigned pursuant to

			   this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact
			   may
approve  in such attorney-in-fact's discretion.

	The undersigned
hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

	This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2004.

										/s/ Kathi P.
Seifert
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Signature

										   Kathi P. Seifert

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